UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23035

The Gabelli Go Anywhere Trust
(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)

Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center

Rye, New York 10580-1422
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Go Anywhere Trust

Annual Report — December 31, 2020

To Our Shareholders,

For the year ended December 31, 2020, the net asset value (NAV) total return of The Gabelli Go Anywhere Trust (the Fund) was (18.6)%, compared with a total return of 18.4% for the Standard & Poor’s (S&P) 500 Index. The total return for the Fund’s publicly traded shares was (19.0)%. The Fund’s NAV per share was $14.18, while the price of the publicly traded shares closed at $12.00 on the NYSE American. See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2020.

Comparative Results

Average Annual Returns through December 31, 2020 (a) (Unaudited)

	1 Year	2 Year	3 Year	Since Inception (11/02/16)
Gabelli Go Anywhere Trust (GGO)
NAV Total Return (b)	(18.58)%	0.09%	(7.55)%	(3.09)%
Investment Total Return (c)	(19.00)	(3.60)	(8.77)	(29.88)
S&P 500 Index	18.40	24.77	14.18	17.31

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net assets value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	The total returns reflect changes in the NAV per share and are net of expenses. The since inception return is based on a NAV of $18.46 as of November 2, 2016. During the period September 2, 2016 through November 1, 2016, the Fund traded as a combination.
(c)	The total returns reflect changes in closing market value on the NYSE American. The since inception return is based on a price of $19.75 as of November 2, 2016. During the period September 2, 2016 through November 1, 2016, the Fund traded as a combination.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2020:

The Gabelli Go Anywhere Trust

U.S. Government Obligations	39.9%
Financial Services	6.8%
Cable And Satellite	5.0%
Machinery	4.8%
Health Care	4.4%
Building And Construction	4.2%
Equipment And Supplies	3.6%
Entertainment	3.6%
Real Estate	2.7%
Food And Beverage	2.7%
Computer Software And Services	2.6%
Diversified Industrial	2.3%
Energy And Utilities	2.3%
Consumer Products	2.1%
Specialty Chemicals	1.9%
Telecommunications	1.6%
Aerospace	1.5%
Home Furnishings	1.4%
Automotive: Parts And Accessories	1.4%
Retail	1.2%
Media	1.2%
Metals And Mining	1.0%
Publishing	0.6%
Transportation	0.6%
Agriculture	0.5%
Closed-End Funds	0.1%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Go Anywhere Trust

Schedule of Investments — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS — 59.8%
	Financial Services — 6.8%
9,000	Citigroup Inc.	$492,738	$554,940
2,000	Flushing Financial Corp.	35,728	33,280
3,900	Icahn Enterprises LP	120,213	197,613
14,000	MoneyGram International Inc.†	29,441	76,510
10,000	National General Holdings Corp.	339,738	341,800
5,000	Steel Partners Holdings LP†	46,893	53,750
11,000	The Bank of New York Mellon Corp.	466,482	466,840
1,000	The PNC Financial Services Group Inc.	89,359	149,000
4,000	Waddell & Reed Financial Inc., Cl. A	67,776	101,880
8,500	Wells Fargo & Co.	345,801	256,530
		2,034,169	2,232,143
	Cable and Satellite — 5.0%
16,000	Iridium Communications Inc.†	191,666	629,200
95,000	WideOpenWest Inc.†	623,837	1,013,650
		815,503	1,642,850
	Machinery — 4.8%
9,000	Astec Industries Inc.	286,683	520,920
72,000	CNH Industrial NV, Borsa Italiana†	753,327	908,175
18,000	Twin Disc Inc.†	173,619	141,300
		1,213,629	1,570,395
	Health Care — 4.4%
40,000	Achaogen Inc.†	9,938	264
23,000	Bausch Health Cos. Inc.†	447,024	478,400
12,000	Clovis Oncology Inc.†	83,841	57,600
4,000	Covetrus Inc.†	40,774	114,960
16,500	Cutera Inc.†	343,044	397,815
5,000	Idorsia Ltd.†	63,648	144,132
7,000	IntriCon Corp.†	124,589	126,700
1,800	NeoGenomics Inc.†	24,988	96,912
1,000	Patterson Cos. Inc.	19,431	29,630
		1,157,277	1,446,413
	Building and Construction — 4.2%
500	Arcosa Inc.	11,210	27,465
36,000	Armstrong Flooring Inc.†	208,694	137,520
1,000	Bouygues SA	31,677	41,109
18,000	Herc Holdings Inc.†	520,613	1,195,380
		772,194	1,401,474
	Equipment and Supplies — 3.6%
9,000	Flowserve Corp.	349,388	331,650
21,000	Mueller Industries Inc.	575,502	737,310
3,000	Stratasys Ltd.†	50,782	62,160
2,700	The Eastern Co.	58,535	65,070
		1,034,207	1,196,190
	Entertainment — 3.6%
3,000	Cherry AB, Cl. B†(a)	28,485	31,723
Shares		Cost	Market Value

48,000	Grupo Televisa SAB, ADR†	$474,562	$395,520
7,000	Liberty Media Corp.- Liberty Braves, Cl. A†	148,236	174,090
28,800	Sirius XM Holdings Inc.	133,701	183,456
11,000	ViacomCBS Inc., Cl. B	205,902	409,860
		990,886	1,194,649
	Real Estate — 2.7%
13,600	Indus Realty Trust Inc.†	406,410	850,000
30,000	Trinity Place Holdings Inc.†	97,242	37,500
		503,652	887,500
	Food and Beverage — 2.7%
400	Chr. Hansen Holding A/S†	21,943	41,127
1,000	Diageo plc, ADR	106,429	158,810
25,000	Farmer Brothers Co.†	160,225	116,750
600	National Beverage Corp.	27,762	50,940
1,000	Nestlé SA	73,910	117,768
700	Pernod Ricard SA	74,288	134,088
800	Remy Cointreau SA	78,836	148,846
1,000	The J.M. Smucker Co.	101,949	115,600
		645,342	883,929
	Computer Software and Services — 2.6%
8,000	Diebold Nixdorf Inc.†	27,644	85,280
11,000	Digi International Inc.†	120,915	207,900
7,500	FireEye Inc.†	106,783	172,950
22,000	Hewlett Packard Enterprise Co.	288,751	260,700
500	Rockwell Automation Inc.	88,816	125,405
		632,909	852,235
	Diversified Industrial — 2.3%
1,200	EnPro Industries Inc.	58,486	90,624
5,000	Griffon Corp.	73,918	101,900
2,000	Hyster-Yale Materials Handling Inc.	85,828	119,100
12,000	Myers Industries Inc.	176,830	249,360
3,000	Textron Inc.	144,973	144,990
2,500	Trinity Industries Inc.	51,892	65,975
		591,927	771,949
	Energy and Utilities — 2.3%
4,500	Dril-Quip Inc.†	154,144	133,290
7,000	Mueller Water Products Inc., Cl. A	77,310	86,660
4,600	National Fuel Gas Co.	226,785	189,198
5,000	PNM Resources Inc.	245,450	242,650
2,000	The AES Corp.	20,660	47,000
1,700	UGI Corp.	65,662	59,432
		790,011	758,230
	Consumer Products — 2.1%
5,000	Edgewell Personal Care Co.	143,373	172,900
4,000	Energizer Holdings Inc.	164,970	168,720
20,000	Mattel Inc.†	236,952	349,000
		545,295	690,620

See accompanying notes to financial statements.

The Gabelli Go Anywhere Trust

Schedule of Investments (Continued) — December 31, 2020

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Specialty Chemicals — 1.9%
27,000	GCP Applied Technologies Inc.†	$666,746	$638,550

	Telecommunications — 1.6%
10,000	CenturyLink Inc.	161,568	97,500
32,000	Sistema PJSC FC, GDR	125,111	240,000
4,600	United States Cellular Corp.†	173,926	141,174
28,000	VEON Ltd., ADR	92,050	42,280
		552,655	520,954
	Aerospace — 1.5%
8,000	Aerojet Rocketdyne Holdings Inc.†	420,226	422,800
1,400	Allied Motion Technologies Inc.	44,059	71,540
		464,285	494,340
	Home Furnishings — 1.4%
4,000	Bassett Furniture Industries Inc.	39,919	80,320
5,000	Hunter Douglas NV†	353,423	392,150
		393,342	472,470
	Automotive: Parts and Accessories — 1.4%
8,000	Dana Inc.	81,420	156,160
7,000	Navistar International Corp.†	179,687	307,720
		261,107	463,880
	Retail — 1.2%
1,200	Cars.com Inc.†	10,218	13,560
600	Ingles Markets Inc., Cl. A	12,912	25,596
17,000	Lands’ End Inc.†	189,219	366,690
		212,349	405,846
	Media — 1.2%
12,000	Sinclair Broadcast Group Inc., Cl. A	313,464	382,200

	Metals and Mining — 0.8%
10,000	Freeport-McMoRan Inc.	114,554	260,200

	Publishing — 0.6%
1,500	Meredith Corp.	19,902	28,800
11,000	The E.W. Scripps Co., Cl. A	136,803	168,190
		156,705	196,990
	Transportation — 0.6%
25,000	Bollore SA	102,723	103,290
1,000	GATX Corp.	42,524	83,180
		145,247	186,470
	Agriculture — 0.5%
2,500	Bunge Ltd.	120,586	163,950

	TOTAL COMMON STOCKS	15,128,041	19,714,427

	CLOSED-END FUNDS — 0.1%
3,000	Altaba Inc., Escrow†	30,855	43,650
Shares		Cost	Market Value

	RIGHTS — 0.2%
	Health Care — 0.0%
10,000	Dova Pharmaceuticals Inc., CVR†(a)	$0	$5,000
25,000	Innocoll, CVR†(a)	15,000	0
10,000	Ipsen SA/Clementia, CVR†(a)	13,500	0
3,600	Ocera Therapeutics, CVR†(a)	972	612
		29,472	5,612
	Metals and Mining — 0.2%
67,000	Pan American Silver Corp., CVR†	15,410	55,275
	TOTAL RIGHTS	44,882	60,887

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
1,155	Weatherford International plc, expire 12/13/23†	0	204

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 39.9%
$13,180,000	U.S. Treasury Bills, 0.055% to 0.165%††,
	01/07/21 to 05/06/21	13,177,633	13,178,585

TOTAL INVESTMENTS — 100.0%		$28,381,411	32,997,753

Other Assets and Liabilities (Net)			613,417

PREFERRED SHARES
(291,279 preferred shares outstanding)			(11,651,160)
NET ASSETS — COMMON SHARES
(1,548,427 common shares outstanding)			$21,960,010

NET ASSET VALUE PER COMMON SHARE
($21,960,010 ÷ 1,548,427 shares outstanding)			$14.18

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Go Anywhere Trust

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments, at value (cost $28,381,411)	$32,997,753
Cash	554,457
Deposit at brokers	173,729
Receivable for investments sold	42,369
Dividends and interest receivable	24,070
Prepaid expenses	2,145
Other asset	596
Total Assets	33,795,119
Liabilities:
Distributions payable	8,091
Payable for Fund shares redeemed	20,838
Payable for investment advisory fees	9,133
Payable for payroll expenses	14,652
Payable for legal and audit fees	44,410
Payable for shareholder communications expenses	43,491
Other accrued expenses	43,334
Total Liabilities	183,949
Preferred Shares, $0.001 par value, unlimited number of shares authorized:
Series A Cumulative, Puttable, and Callable Preferred Shares ($40 liquidation value, 291,279 shares issued and outstanding)	11,651,160
Net Assets Attributable to Common Shareholders	$21,960,010
Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$24,404,151
Total accumulated loss	(2,444,141)
Net Assets	$21,960,010
Net Asset Value per Common Share:
($21,960,010 ÷ 1,548,427 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$14.18

Statement of Operations

For the Year Ended December 31, 2020

Investment Income:
Dividends (net of foreign withholding taxes of $2,772)	$270,381
Interest	53,245
Total Investment Income	323,626
Expenses:
Investment advisory fees	326,644
Legal and audit fees	103,037
Shareholder communications expenses	62,866
Trustees’ fees	49,000
Payroll expenses	35,407
Shareholder services fees	32,183
Custodian fees	11,888
Miscellaneous expenses	40,847
Total Expenses	661,872
Less:
Advisory fee reduction (See Note 3)	(70,065)
Expenses paid indirectly by broker (See Note 3)	(1,215)
Total Credits	(71,280)
Net Expenses	590,592
Net Investment Loss	(266,966)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized loss on investments	(6,642,153)
Net realized gain on foreign currency transactions	628
Net realized loss on investments and foreign currency transactions	(6,641,525)
Net change in unrealized appreciation/depreciation:
on investments	2,019,246
on foreign currency translations	91
Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	2,019,337
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(4,622,188)
Net Decrease in Net Assets Resulting from Operations	(4,889,154)
Total Distributions to Preferred Shareholders	(694,325)
Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(5,583,479)

See accompanying notes to financial statements.

The Gabelli Go Anywhere Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2020	Year Ended December 31, 2019
Operations:
Net investment loss	$(266,966)	$(37,685)
Net realized gain/(loss) on investments and foreign currency transactions	(6,641,525)	238,307
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	2,019,337	6,339,351
Net Increase/(Decrease) in Net Assets Resulting from Operations	(4,889,154)	6,539,973
Distributions to Preferred Shareholders:
Accumulated earnings	—	(433,231)
Return of capital	(694,325)	(634,768)
Total Distributions to Preferred Shareholders	(694,325)	(1,067,999)
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(5,583,479)	5,471,974

Distributions to Common Shareholders:
Return of capital	(542,440)	(1,288,291)
Total Distributions to Common Shareholders	(542,440)	(1,288,291)

Fund Share Transactions:
Net increase in net assets from repurchase of preferred shares	116,304	—
Net decrease in net assets from repurchase of common shares	(98,898)	(878,829)
Recapture of gain on sale of Fund shares by an affiliate	596	—
Net Increase/(Decrease) in Net Assets from Fund Share Transactions	18,002	(878,829)
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	(6,107,917)	3,304,854

Net Assets Attributable to Common Shareholders:
Beginning of year	28,067,927	24,763,073
End of year	$21,960,010	$28,067,927

See accompanying notes to financial statements.

The Gabelli Go Anywhere Trust
Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout the period:

	Year Ended December 31,								Period Ended December 31, 2016 (a)
	2020		2019		2018		2017
Operating Performance:
Net asset value, beginning of period	$18.05		$15.36		$20.30		$18.82		$18.96	(b)
Net investment loss	(0.17)		(0.03)		(0.04)		(0.02)		(0.12)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(2.99)		4.10		(3.43)		2.63		0.32
Total from investment operations	(3.16)		4.07		(3.47)		2.61		0.20
Distributions to Preferred Shareholders: (c)
Net investment income	—		—		—		(0.01)		—
Net realized gain	—		(0.27)		(0.67)		(0.89)		—
Return of capital	(0.45)		(0.39)		—		(0.06)		(0.34)
Total distributions to preferred shareholders	(0.45)		(0.66)		(0.67)		(0.96)		(0.34)
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(3.61)		3.41		(4.14)		1.65		(0.14)
Distributions to Common Shareholders:
Net realized gain	—		—		(0.28)		—		—
Return of capital	(0.35)		(0.80)		(0.52)		(0.20)		—
Total distributions to common shareholders	(0.35)		(0.80)		(0.80)		(0.20)		—
Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.01		0.08		—		—		—
Increase in net asset value from repurchase of preferred shares	0.08		—		—		—		—
Recapture of gain on sale of Fund shares by an affiliate	0.00	(d)	—		—		0.03		—
Increase in net asset value from common shares issued upon reinvestment of dividends	—		—		0.00	(d)	—		—
Net Asset Value Attributable to Common Shareholders, End of Period	$14.18		$18.05		$15.36		$20.30		$18.82
NAV total return †	(18.58)%		23.03%		(21.13)%		8.94%		1.95%
Market value, end of period	$12.00		$15.41		$14.10		$18.04		$21.03
Investment total return ††	(19.00)%		14.73%		(18.30)%		(13.27)%		6.48%
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$33,611		$49,122		$46,233		$54,154		$51,780
Net assets attributable to common shares, end of period (in 000’s)	$21,960		$28,068		$24,763		$32,684		$30,310
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred distributions	(1.39)%		(0.14)%		(0.23)%		(0.09)%		(2.02	)%(e)
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction(f)	3.45	%(g)	2.91	%(g)	2.78	%(g)	2.50	%(g)	2.95	%(e)
Ratio of operating expense to average net assets attributable to common shareholders net of advisory fee reduction, if any(h)	3.08%		2.91%		2.78%		2.50%		2.95%
Portfolio turnover rate	59.8%		86.2%		102.3%		180.2%		101.5%
Series A Cumulative Preferred Shares:
Liquidation value, end of period (in 000’s)	$11,651		$21,054		$21,470		$21,470		$21,470
Total shares outstanding (in 000’s)	292		526		537		537		537
Liquidation preference per share	$40.00		$40.00		$40.00		$40.00		$40.00
Average market value(i)	$40.79		$41.34		$42.51		$44.91		$50.97
Asset coverage per share	$115.39		$93.33		$86.14		$100.89		$96.47
Asset Coverage	288%		233%		215%		252%		241%

†	The NAV total return reflects changes in the NAV per share and is net of expenses. The inception return is based on an NAV of $18.46 as of November 2, 2016. During the period September 2, 2016 through November 1, 2016, the Fund traded as a combination. Total return for a period of less than one year is not annualized.

††	The investment total return reflects changes in closing market value on the NYSE American. Inception return is based on a price of $19.75 as of November 2, 2016. During the period September 2, 2016 through November 1, 2016, the Fund traded as a combination. Total return for a period of less than one year is not annualized.

(a)	The Fund commenced investment operations on September 2, 2016.

(b)	The beginning of period NAV reflects a $0.04 reduction for offering costs associated with the initial public offering.

(c)	Calculated based on average common shares outstanding on record dates throughout the periods.

(d)	Amount represents less than $0.005 per share.
(e)	Annualized.

See accompanying notes to financial statements.

The Gabelli Go Anywhere Trust
Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout the period:

(f)	Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived/fee reduction for the years ended December 31, 2020, 2019, 2018, 2017, and the period ended December 31, 2016 would have been 1.99%, 1.64%, 1.65%, 1.48%, and 1.73%, respectively.

(g)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2020, 2019, 2018, and 2017, there was no impact on the expense ratios.

(h)	Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for year ended December 31, 2020, 2019, 2018, 2017, and the period ended December 31, 2016 would have been 1.78%, 1.64%, 1.65%, 1.48%, and 1.73%, respectively.

(i)	The average market value of the Series A preferred shares is based on weekly prices that are above the liquidation price of a Series A preferred share and these market prices are not likely to be sustainable.

See accompanying notes to financial statements.

The Gabelli Go Anywhere Trust

Notes to Financial Statements

1. Organization. The Gabelli Go Anywhere Trust (the Fund) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on February 26, 2015 and registered under the Investment Company Act of 1940, as amended (the 1940 Act), whose primary objective is total return, consisting of capital appreciation and current income. Investment operations commenced on September 2, 2016.

Under normal market conditions, the Fund intends to invest primarily in a broad range of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities, depositary receipts, and warrants and rights to purchase such securities and, to a lesser extent, in debt securities.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which added, removed, and modified certain aspects relating to fair value disclosure. Management has fully adopted the updates set forth in ASU 2018-13 in these financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at

The Gabelli Go Anywhere Trust
Notes to Financial Statements (Continued)

the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2020 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/20
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Entertainment	$1,162,926	—	$31,723	$1,194,649
Other Industries (a)	18,519,778	—	—	18,519,778
Total Common Stocks	19,682,704	—	31,723	19,714,427
Closed-End Funds	—	$43,650	—	43,650
Rights (a)	55,275	—	5,612	60,887
Warrants (a)	204	—	—	204
U.S. Government Obligations	—	13,178,585	—	13,178,585
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$19,738,183	$13,222,235	$37,335	$32,997,753

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2020, the Fund did not have material transfers into or out of Level 3.

The Gabelli Go Anywhere Trust
Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata port on of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the year ended December 31, 2020, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than 1 basis point.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange

The Gabelli Go Anywhere Trust
Notes to Financial Statements (Continued)

rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the current year write-off of net operating loss and investments no longer considered passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2020, reclassifications were made to decrease paid-in capital by $255,156 with an offsetting adjustment to total accumulated loss.

Under the Fund’s current common share distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered

The Gabelli Go Anywhere Trust
Notes to Financial Statements (Continued)

as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s Series A Cumulative Puttable and Callable Preferred Shares (Preferred Shares) are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the years ended December 31, 2020 and 2019 was as follows:

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	—	—	—	$433,231
Return of capital	$542,440	$694,325	$1,288,291	634,768
Total distributions paid	$542,440	$694,325	$1,288,291	$1,067,999

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2020, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(5,995,853)
Net unrealized appreciation on investments and foreign currency translations	3,586,422
Other temporary differences*	(8,091)
Qualified late year loss deferrals**	(26,619)
Total	$(2,444,141)

*	Other temporary differences were due to distributions payable.

**	Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended December 31, 2020, the Fund elected to defer $26,619 of late year ordinary income losses.

At December 31, 2020, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. The Fund is permitted to carry capital losses forward for an unlimited period. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

Short term capital loss carryforward with no expiration	$833,204
Long term capital loss carryforward with no expiration	5,162,649
Total capital loss carryforwards	$5,995,853

At December 31, 2020, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes, investments no longer considered passive foreign investment companies, and outstanding adjustments to investments in partnerships.

The Gabelli Go Anywhere Trust
Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2020:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$29,411,968	$5,361,783	$(1,775,998)	$3,585,785

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2020, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2020, the Adviser has reviewed the open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. Effective September 1, 2020 the Adviser agreed to voluntarily waive its advisory fee to 0.50% with respect to all of the Trust’s outstanding common stock and to 0.00% with respect to all of the Trust’s outstanding Series A Preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended December 31, 2020, the Fund paid $16,698 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2020, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expense paid through the brokerage arrangement during this period was $1,215.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. The Adviser did not seek a reimbursement during the year ended December 31, 2020.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from the Adviser or its affiliates). During the year ended December 31, 2020, the Fund accrued $35,407 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. The Audit Committee Chairman and Lead Trustee each receives an annual fee of $2,000. The Nominating Committee

The Gabelli Go Anywhere Trust
Notes to Financial Statements (Continued)

Chairman receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2020, other than short term securities and U.S. Government obligations, aggregated $12,984,294 and $28,892,511, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of capital shares of $0.001 par value, which the Board may classify from time to time as common shares of beneficial interest or preferred shares. On September 2, 2016, the Fund offered up to 2,000,000 combinations consisting of three Common Shares and one $40 Preferred Share. This offering was in addition to 1,713 combinations issued previously as seed capital for $166,161. Pursuant to the offering on September 2, 2016, the Fund issued 535,031 combinations receiving proceeds of $51,898,007, before deduction of offering expenses of $63,609. On November 2, 2016, the combination split and began trading separately on the NYSE American as common shares and preferred shares. The Board has authorized the Fund to repurchase its common shares in the open market when the common shares are trading at a discount from NAV of 7.5% or more (or such other percentage as the Board may determine from time to time) and to repurchase its Preferred Shares at prices determined to be beneficial to common shareholders. During the years ended December 31, 2020 and 2019, the Fund repurchased and retired 6,788 and 57,437 of its common shares at an investment of $98,898 and $878,829 and an average discount of approximately 12.37% and 14.20%, respectively, from its NAV.

Transactions in shares of common shares of beneficial interest were as follows:

	Year Ended		Year Ended
	December 31, 2020		December 31, 2019
	Shares	Amount	Shares	Amount
Decrease from repurchase of common shares	(6,788)	$(98,898)	(57,437)	$(878,829)

At no later than 30 days prior to September 2, 2021, the then outstanding common shares will be subject to a tender offer at a price per common share determined by the Board and expressed as a percentage (but not less than 95%) of the NAV per common share most recently determined as of the close of business on the last business day prior to the date the Fund purchases common shares.

The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at the redemption price of $40 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Gabelli Go Anywhere Trust
Notes to Financial Statements (Continued)

The liquidation value of the Preferred Shares is $40 per share. The Preferred Shares had an annual dividend rate of 8.00% through June 2017 and 5.00% for the subsequent eight dividend periods ending on or prior to June 26, 2019. On July 22, 2019, the Board of Trustees approved the continuation of the annual dividend rate for the Series A Preferred Shares at 5.00%, effective for one year after the dividend period ended September 26, 2019. The Board approved the continuation of the annual dividend rate for the Series A Preferred Shares at 5.00%, effective for one year after the dividend period ended September 26, 2020.

On September 26, 2019, the Fund redeemed and retired 10,401 shares of Series A Preferred at their liquidation value of $40 per share. The Fund will redeem all or any part of the Preferred Shares that holders have properly submitted for redemption during the 30 day period prior to September 26, 2021 at the liquidation value plus any accumulated and unpaid dividends.

During the year ended December 31, 2020 the Fund repurchased and retired 235,064 Series A Preferred at an investment of $9,286,256 at an average discount of approximately 1.2%.

At December 31, 2020, 291,279 Series A Preferred were outstanding and accrued dividends amounted to $8,091.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting shares must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Significant Shareholder. As of December 31, 2020, 77.28% of the Common Shares and 48.50% of the Preferred Shares were beneficially owned by the Adviser or its affiliates, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Go Anywhere Trust
Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

The Gabelli Go Anywhere Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Gabelli Go Anywhere Trust (the “Fund”), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets attributable to common shareholders for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from September 2, 2016 (commencement of operations) through December 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from September 2, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Gabelli/GAMCO Funds investment companies since 1992.

Philadelphia, Pennsylvania

February 26, 2021

The Gabelli Go Anywhere Trust

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

At its meeting on August 19, 2020, the Board of Trustees (Board) of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not interested persons of the Fund (the Independent Board Members). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, shareholder and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service and reputation of the portfolio managers.

The Independent Board Members also noted that they were impressed with the overall quality of the materials relating to the Board’s consideration of the Advisory Agreement.

Investment Performance. The Independent Board Members reviewed the performance of the Fund for the one year and three year periods ended June 30, 2020 against a peer group of seven other comparable funds selected by the Adviser (the “Adviser Peer Group”) and against a peer group consisting of funds in the Fund’s Lipper category (the “Lipper Peer Group”). The Independent Board Members noted that the Fund’s performance for the one year and three year periods ranked in the fourth quartile for both the Adviser Peer Group and the Lipper Peer Group. The Independent Board Members noted that while it was important to provide the portfolio management team sufficient time to establish a performance history, the investment performance of the Fund needs to improve. The Independent Board Members discussed actions that the Adviser has taken to date in an effort to improve the Fund’s investment performance. The Independent Board Members discussed the Fund’s overall performance in absolute terms and in relation to cash and portfolio management considerations. The Independent Board Members also discussed structural alternatives for the Fund to potentially consider in the future.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without such charge and found such profitability to be reasonable. The Board also noted that a portion of the Fund’s portfolio transactions was executed by the Adviser’s affiliated broker, resulting in incremental profits to the broker.

Economies of Scale. The Independent Board Members considered the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale. The Independent Board Members noted that the Fund was a closed-end fund and unlikely to realize any economies of scale potentially available through growth in the absence of additional offerings.

Sharing of Economies of Scale. The Independent Board Members noted that the investment advisory fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Fund to similar expense ratios of the Adviser Peer Group and the Lipper Peer Group and noted that the advisory fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted that the Fund’s expense ratios were above average and the Fund’s size was below average within the applicable

The Gabelli Go Anywhere Trust

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

peer groups. The Independent Board comparing the advisory fee to the fee for other types of accounts managed by the Adviser. The Independent Board Members discussed the Adviser’s offer to consider a fee waiver to 0.50% of the value of the Fund’s average annual weekly managed assets. A discussion ensued after which it was determined by the Independent Members were presented with, but did not consider to be material to their decision, various information Board Members that the investment advisory fee after the waiver should be based on the Fund’s average annual weekly net assets, treating the liquidation preference of the preferred shares as a liability for this purpose. The Independent Board Members determined to recommend to the Adviser that the Adviser consider a voluntary fee waiver to 0.50% of the value of the Fund’s average annual weekly net assets, treating the liquidation preference of the preferred shares as a liability for this purpose.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, and good ancillary services. The Independent Board Members also concluded that the Fund has an acceptable performance record, given that it was important to provide the portfolio management team sufficient time to establish a performance history. The Independent Board Members also concluded that the Fund’s expense ratios were acceptable in light of the Fund’s size, and that, in part due to the Fund’s structure as a closed-end fund, economies of scale were not a significant factor in their thinking at this point. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. The Independent Board Members requested that the advisory fee be reduced to 0.50% of the value of the Fund’s average annual weekly net assets, treating the liquidation preference of the preferred shares as a liability for this purpose, to which the Adviser agreed. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was appropriate in light of the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

The Gabelli Go Anywhere Trust
Additional Fund Information (Unaudited)

Summary of Updated Information Regarding the Fund

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s last annual report to shareholders as of December 31, 2019, for the fiscal year ended December 31, 2020. This information may not reflect all of the changes that have occurred since you invested in the Fund.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund’s primary investment objective is total return, consisting of capital appreciation and current income. The Fund is not intended as, and you should not construe it to be, a complete investment program. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful. The Fund’s investment objective is not fundamental and may be changed by the Fund’s Board without prior shareholder approval.

Under normal market conditions, the Fund intends to invest primarily in a broad range of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities, depositary receipts and warrants and rights to purchase such securities and, to a lesser extent, in debt securities.

The Fund may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. Equity securities in which the Fund may invest may also include, in addition to those described above, equity interests in REITs and MLPs. From time to time, the Fund may invest in shares of companies through IPOs.

The Fund may invest in debt securities of any maturity. Debt securities in which the Fund may invest include non-investment grade debt securities. The Fund’s investments in non-investment grade investments and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities. See “ — Certain Investment Practices — Non-Investment Grade Securities” and “Risk Factors and Special Considerations — Risks Related to the Fund’s Portfolio Investments — Non-Investment Grade Securities Risk.” The average duration of the Fund’s investments in debt securities is expected to vary and the Fund does not target any particular average duration.

The Fund may also invest in securities of companies (both domestic and foreign) involved in publicly announced mergers, takeovers, tender offers and leveraged buyouts and, to a lesser extent, in corporate reorganizations involving stubs, spinoffs and liquidations. The key determinants of the profitability of a merger arbitrage transaction are the probability that the deal will close, the length of time to closing, the likelihood that the deal price will be increased or decreased and the level of short term interest rates.

The Fund may also invest up to 25% of its total assets in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Foreign securities in which the Fund may invest may be U.S. dollar denominated or non-U.S. dollar denominated.

The Fund may invest up to 40% of its total assets in common and preferred equity securities issued by Portfolio Funds selected by the Adviser that invest significantly in equity or income producing securities. Portfolio Funds may include funds that invest in common equities (including both dividend and non-dividend paying equities), preferred stocks, convertible securities or debt instruments; funds that pursue dividend, covered call option, total return, high income, balanced or limited duration investment strategies; funds that focus their investments in European, Asian, emerging markets or international or global regions in specific countries; and funds that focus their investments in real estate, energy, utility, banking, mortgage related, municipal and other industries. Common shares of Portfolio Funds in which the Fund invests will be traded on national securities exchanges. Portfolio Funds will not be “hedge funds” (privately offered funds not registered under the 1940 Act), “funds of hedge funds” (funds pursuing a strategy focused on investing in hedge funds) or other privately offered pooled investment vehicles that are not registered as investment companies under the 1940 Act in reliance on section 3(c)(1) or section 3(c)(7) of the 1940 Act.

Dividend strategies typically focus on investments in dividend paying equity securities or equity related securities, such as common stock, preferred securities, convertible securities and/or warrants. A covered call option strategy is designed to produce income from premiums received from writing (selling) call options on single securities and/or indices and to offset a portion of a market decline in the underlying securities. Total return strategies typically pursue both income and capital appreciation, and may invest in a wide variety of equity and fixed income securities and other instruments that vary from fund to fund. A balanced strategy typically invests at least 25% of its assets in fixed income senior securities and at least 25% of its assets in equities. Limited duration strategies typically focus on fixed income securities of intermediate duration (a measure of the price volatility of a debt instrument as a result of changes in market interest rates, based on the weighted average timing of the instrument’s expected principal and interest payments), and may include high yield securities, senior loans and mortgage related securities. Securities and other investments in which Portfolio Funds pursuing these strategies are

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

expected to focus their investments, along with equity, convertible, preferred and high yield securities and the real estate, energy and utilities sectors, are described with their accompanying risks, under “Risk Factors and Special Considerations — Risks Related to the Fund’s Investment in Portfolio Funds” and under “Investment Objective and Policies — Additional Investment Practices and Risk Factors — Additional Risks Related to the Fund’s Investment in Portfolio Funds” in the SAI.

The Fund will be limited by provisions of the 1940 Act that limit the amount the Fund can invest in any one Portfolio Fund. See “Voting Portfolio Fund Shares”. The Fund will not invest in the common shares of any Affiliated Portfolio Funds; however, the Fund may invest in the preferred shares of Affiliated Portfolio Funds.

Although it generally does not intend to make direct investments in open-end management investment companies (“open-end funds”), the Fund may own stock of an open-end fund as a result of a Portfolio Fund’s conversion from a closed-end fund.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Fund may invest up to 100% of its total assets in liquid, short term investments, including high quality, short term securities. The Fund may not achieve its investment objective under these circumstances.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. The Fund may use derivative instruments for hedging or other risk management purposes, including to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. While the Fund retains the ability to enter into derivatives transactions, the Fund does not anticipate that derivatives transactions will be a primary emphasis of its portfolio. For additional information about the derivative instruments the Fund may purchase or sell, please see “Investment Objective and Policies — Additional Investment Practices and Risk Factors — Additional Risks Related to the Fund’s Portfolio Investments” in the SAI.

The Fund may lend portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Fund may also engage in short sales of securities.

Unless otherwise stated herein or in the SAI, the Fund’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. Except as otherwise noted, all percentage limitations set forth with respect to the Fund’s investments in this prospectus or the SAI apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

Investment Methodology — Equity Security Selection

In selecting securities for the Fund, the Adviser normally will consider the following factors, among others:

●	the Adviser’s own evaluations of the private market value (as defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

●	the potential for capital appreciation of the securities;

●	the interest or dividend income generated by the securities;

●	the prices of the securities relative to comparable securities;

●	whether the securities are entitled to the benefits of call protection or other protective covenants

●	the existence of any anti-dilution protections or guarantees of the security; and

●	the diversification of the portfolio of the Fund as to issuers.

The Adviser’s investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Adviser also normally evaluates an issuer’s free cash flow and long term earnings trends. Finally, the Adviser looks for a catalyst, something indigenous to the company, its industry or country, which will surface additional value.

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

Investment Methodology — Portfolio Fund Selection

The Adviser’s research driven process for selecting Portfolio Funds is intended to produce a portfolio focused on total return that is allocated across multiple industries, strategies and managers. In selecting the Portfolio Funds, the Adviser seeks to identify closed-end funds that may meet one or more of the following characteristics:

●	share prices at a discount to NAV;

●	undervalued funds where recent total return on market price trails recent total return on NAV;

●	asset managers with strong track records managing the asset class(es) in which the Portfolio Fund invests;

●	diversification of industries and asset classes among the Portfolio Funds;

●	market capitalization generally greater than $100 million; and

●	average daily trading volume generally greater than 10,000 shares per day.

There is no requirement that any Portfolio Fund in the Fund’s portfolio satisfy all the criteria set forth above, and the Adviser will use its discretion in selecting a portfolio of Portfolio Funds that the Adviser believes will help the Fund achieve its investment objective.

In addition to the criteria set forth above, the Adviser also may invest opportunistically in one or more Portfolio Funds when the Adviser believes a Portfolio Fund’s shares are not appropriately priced relative to comparable funds or the Portfolio Fund’s share price does not properly reflect the impact of a corporate event or conditions in the overall securities markets that the Adviser believes will have a positive influence on the Portfolio Fund’s share price.

Unlike open-end funds, Portfolio Funds ordinarily do not continuously offer their shares and do not experience daily cash flows into and out of the fund’s asset base from purchasing and redeeming shareholders. As a result, a Portfolio Fund’s portfolio manager can manage its portfolio according to the Portfolio Fund’s strategy and market conditions without also managing daily cash flows. Since Portfolio Fund common shares will typically trade on an exchange at market prices different from the Portfolio Funds’ NAVs, the Fund may have potential for returns if the market price for a Portfolio Fund’s common shares increases. This could happen whether or not the Portfolio Fund’s NAV (the value of its portfolio of investments) rises. However, an investment in a Portfolio Fund’s common shares will lose value when the market price declines, regardless of whether its NAV increases or decreases. See “Risk Factors and Special Considerations — Special Risks to Holders of Common Shares — Market Price Risk.”

Certain Investment Practices

The following describes investment practices that may be pursued by the Fund either directly or indirectly through investments in Portfolio Funds and should be interpreted as such regardless of whether a particular investment practice is described in terms of the Fund or a Portfolio Fund.

Equity Securities. Common stock represents an equity ownership interest in a company. The Fund may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, the forecasts for the issuer’s industry, and the value of the issuer’s assets. As a holder of equity securities, the Fund will only have rights to value in the company after all issuer debts have been paid, and the Fund could lose its entire investment in a company that encounters financial difficulty. Because the Fund will ordinarily have exposure to common stocks, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer specific risk than if it invested exclusively in debt securities.

Preferred Securities. The Fund may invest in preferred securities. There are two basic types of preferred securities. The first type, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

The preferred securities of Portfolio Funds are generally similar to traditional cumulative preferred securities. However, the preferred securities of Portfolio Funds have certain unique characteristics as well, including statutory asset coverage requirements, a prohibition on issuing multiple classes of preferred with different preferences as to dividend payments and payments upon liquidation, a statutory right to elect two directors voting as a separate class and a statutory right to elect a majority of the board voting as a separate class if dividends are two full years in arrears. Additionally, unlisted and untraded Portfolio Fund preferred securities may have liquidity features, may be bought

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

and sold in periodic auctions or remarketings or may combine these or similar features. These and other common terms of Portfolio Fund preferred securities are described in “Description of Series A Preferred Shares” since the a Fund itself, a closed-end fund, is issuing preferred securities.

Convertible Securities. A convertible security is a bond, debenture, note, stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are senior in rank to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high level of total return on its assets. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level that causes it to sell at a discount.

Every convertible security may be valued, on a theoretical basis, as if it did not have a conversion privilege. This theoretical value is determined by the yield it provides in comparison with the yields of other securities of comparable character and quality that do not have a conversion privilege. This theoretical value, which may change with prevailing interest rates, the credit rating of the issuer and other pertinent factors, often referred to as the “investment value,” represents the security’s theoretical price support level.

“Conversion value” is the amount a convertible security would be worth in market value if it were to be exchanged for the underlying equity security pursuant to its conversion privilege. Conversion value fluctuates directly with the price of the underlying equity security, usually common stock. If, because of low prices for the common stock, the conversion value is substantially below the investment value, the price of the convertible security is governed principally by the factors described in the preceding paragraph. If the conversion value rises near or above its investment value, the price of the convertible security generally will rise above its investment value and, in addition, will sell at some premium over its conversion value. This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. Accordingly, the conversion value of a convertible security is subject to equity risk, that is, the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company’s particular circumstances. If the appreciation potential of a convertible security is not realized, its conversion value premium may not be recovered.

Warrants and Rights. The Fund may invest in warrants or rights (other than those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio.

Merger Arbitrage. The Fund may invest in the equity securities of companies which are involved in publicly announced mergers, takeovers and other corporate reorganizations. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers and leveraged buyouts. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. Broadly speaking, an investor purchases the stock of a company in the process of being acquired by another company in anticipation of capturing the spread between the current market price and the acquisition price. A “stub” refers to a small stake in a target company division or subsidiary that is not purchased by an acquirer in a merger, takeover or leveraged buyout. The arbitrageur may buy the stub, and if the acquiring company is successful in boosting the target company’s appeal, the shares will benefit from a boost in price and the arbitrageur will profit. A spinoff occurs when an independent company is created from an existing part of another company through a distribution of new shares. An arbitrageur may benefit from the share price differential in the same manner as in traditional merger arbitrage if, upon completion of the spinoff, the separate securities trade for more in the aggregate than the former single security. Finally, when a company makes the decision to liquidate, or sell all of its assets, it is often worth more in liquidation than as an ongoing entity. An arbitrageur benefits when the company is able to distribute more than the price at which the stock is trading at the time the arbitrageur acquires its position. In order to minimize market exposure and volatility of such merger arbitrage strategies, the Fund may utilize hedging strategies, such as short selling and the use of options and futures.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer but at a discount to what the stated or appraised value of the securities would be if the contemplated

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

transaction were completed. Investments in these securities may be advantageous when the discount overstates the risk of the contingencies involved; undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offering party and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of this type which, in its view, have reasonable prospects of capital appreciation which are significant in relation to both the risk involved and the potential of available alternative investments.

The Fund may invest in merger arbitrage transactions and corporate reorganizations throughout the world. To the extent that the majority of mergers, takeovers, tender offers and leveraged buyouts and corporate reorganizations are concentrated in any given geographic region, such as Europe, North America or Asia, a proportion of the Fund’s assets may be invested in that particular region.

The Adviser will consider a number of factors in selecting merger arbitrage transactions in which to invest, including, but not limited to, the credibility, strategic motivation, and financial resources of the participants and the liquidity of the securities involved in the transaction.

Income Securities. Income securities include (i) fixed income securities such as bonds, debentures, notes, stock, short term discounted Treasury Bills or certain securities of the U.S. government sponsored instrumentalities, as well as money market open-end funds that invest in those securities, which, in the absence of an applicable exemptive order, will not be affiliated with the Adviser, and (ii) common stocks of issuers that have historically paid periodic dividends. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common shareholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

The Fund may also invest in obligations of government sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

The Fund also may invest in common stock of issuers that have historically paid periodic dividends or otherwise made distributions to common shareholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Non-Investment Grade Securities. The Fund may invest in preferred, convertible, debt, or other securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated “BB” or lower by Standard & Poor’s Ratings Services (“S&P”) or “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”), or non-rated securities of comparable quality. These securities, also sometimes referred to as “junk” or “high yield” securities, generally pay a premium above the yields of U.S. government securities or securities of investment grade issuers because they are subject to greater risks than these securities.

Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations,

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its NAV. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in response to changes in the economy or the financial markets. Lower grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams.

As part of its investment in non-investment grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

In addition to using recognized rating agencies and other sources, the Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current anticipated results of operations. In selecting investments for the Fund, the Adviser may also consider general business conditions, anticipated changes in interest rates, and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issue to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Adviser will consider these events in determining whether the Fund should continue to hold the securities.

The market for lower grade and comparable unrated securities has experienced several periods of significantly adverse price and liquidity, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

Foreign Securities. The Fund may invest in securities of foreign issuers, including but not limited to issuers in European or Asian markets, which are generally denominated in foreign currencies. See “Risk Factors and Special Considerations — Risks Related to the Fund’s Portfolio Investments — Foreign Securities Risk.”

The Fund may also purchase sponsored American Depository Receipts (“ADRs”) or U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets.

Emerging Markets. The Fund may invest without limit in securities of emerging market issuers. These securities may be U.S. dollar denominated or non-U.S. dollar denominated, including emerging market country currency denominated. An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

Temporary Defensive Investments. Although under normal market conditions the Fund intends to invest in a manner consistent with its investment objective and policies, when a temporary defensive posture is believed by the Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market open-end funds. Money market open-end funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. See “Investment Restrictions” in the SAI. The Fund may find it more difficult to achieve the capital appreciation component of its investment objective during temporary defensive periods.

Restricted or Illiquid Investments. The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include, among other things, securities legally restricted as to resale such as commercial paper issued pursuant to section 4(2) of the Securities Act, securities traded pursuant to Rule 144A of the Securities Act, written OTC options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers exhibit weak demand for such securities.

It may be more difficult to sell unregistered securities at an attractive price should their resale remain restricted than if such securities were in the future to become publicly traded. Where registration is desired, a considerable period may elapse between a decision to sell the securities and the time when registration is complete. Thus, the Fund may not be able to obtain as favorable a price at the time of the decision to sell as it might achieve in the future. The Fund may also acquire securities with contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller who undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day and generally will not have a duration of longer than one week. The Securities and Exchange Commission (the “SEC”) has taken the position that, in economic reality, a repurchase agreement is a loan by a fund to the other party to the transaction secured by securities transferred to the fund. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement. The Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation may be less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of the collateral upon a default in the obligation to repurchase is less than the repurchase price, the Fund will experience a loss. If the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund could suffer a loss.

Private Company Investments. At any given time the Fund may make investments in private companies that the Fund may need to hold for several years or longer. The Fund may invest in equity securities or debt securities, including debt securities issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies. The Fund may enter into private company investments identified by the Adviser or may co-invest in private company investment opportunities owned or identified by other third party investors, such as private equity firms, with which neither the Fund nor the Adviser is affiliated. However, the Fund will not invest in private equity funds or other privately offered pooled investment funds.

REITs. REITs are subject to certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e., hotels, shopping malls, residential complexes and office buildings). The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the REIT issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

MLPs. MLPs are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Fund may invest in MLP entities in any sector of the economy. MLPs generally have two classes of owners, the general partner and the limited partners. When investing in an MLP, the Fund generally purchases publicly traded common units issued to the limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. The limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. The limited partners also receive cash distributions.

Loans of Portfolio Securities. To increase income, the Fund may lend portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

While these loans of portfolio securities will be made in accordance with guidelines approved by the Fund’s Board, there can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the Fund’s rights is unsettled. As a result, under these circumstances, there may be a restriction on the Fund’s ability to sell the collateral and it would suffer a loss.

Leverage. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be additional classes of stock, such as preferred shares, or securities representing debt) so long as its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the amount of preferred shares and debt outstanding. The use of leverage magnifies the impact of changes in NAV. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish rather than enhance the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund. In addition, the Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem Series A Preferred Shares or otherwise de-leverage so as to maintain required asset coverage amounts, including in connection with the Fifth Anniversary Tender Offer. See “Risk Factors and Special Considerations — Special Risks to Holders of Common Shares — Leverage Risk” and “Risk Factors and Special Considerations — General Risks — Tender Offer Risk.”

In the event the Fund had both outstanding preferred shares and senior securities representing debt at the same time, the Fund’s obligations to pay distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund’s obligations to make any principal and/or interest payments due and owing with respect to its outstanding senior debt securities. Accordingly, the Fund’s issuance of senior securities representing debt would have the effect of creating special risks for the Fund’s preferred shareholders that would not be present in a capital structure that did not include such securities. See “Risk Factors and Special Considerations — Special Risks to Holders of Series A Preferred Shares” and “Risk Factors and Special Considerations — Special Risks to Holders of Common Shares.”

Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over to the security’s lender any income, distributions or dividends received on such borrowed securities until it returns the security to the security’s lender. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the security’s lender, usually cash, U.S. government securities or other liquid assets. The Fund will also be required to segregate or earmark similar collateral with its Custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the security’s lender regarding payment over of any income,

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

distributions or dividends received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such security’s lender. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Short sales, even if covered, may represent a form of economic leverage and will create risks.

Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund are expected to result in portfolio turnover that is higher than that of many investment companies, and may be higher than 100%.

Portfolio turnover generally involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund’s distributions that is attributable to long term capital gain.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investors should consider the following risk factors and special considerations associated with investing in the Fund:

The Fund is a non-diversified, closed-end fund designed primarily as a long term investment and not as a trading vehicle. As a newly organized entity, the Fund has no operating history. See “The Fund.” An investment in the Fund is subject to investment risk, including the possible loss of the entire amount you invest. Risk is inherent in all investing. Therefore, before investing in shares of the Fund, you should consider the following risks carefully.

Risks of investing in the Fund include: (1) risks related to the Fund’s portfolio investments in equity securities, income producing securities, derivatives, and other instruments; (2) risks related to the Fund’s investment in Portfolio Funds, including the Portfolio Funds’ direct investments; (3) special risks to holders of common shares; (4) special risks to holders of Series A Preferred Shares; and (5) general risks.

Risks Related to the Fund’s Portfolio Investments

Non-Diversified Status. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company. To qualify as a RIC for purposes of the Code, the Fund intends to conduct its operations in a manner that will relieve it of any liability for U.S. federal income tax to the extent its earnings are distributed to shareholders. To so qualify as a RIC, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year:

●	not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, any two or more issuers in which the Fund owns 20% or more of the voting securities and which are determined to be engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (as defined in the Code); and

●	at least 50% of the market value of the Fund’s assets will be represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of its assets and not more than 10% of the outstanding voting securities of such issuer.

Equity Risk. Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the OTC markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The NAV of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distribution.

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Coronavirus (“COVID-19”) and Global Health Event Risk. There is an outbreak of a highly contagious form of a novel coronavirus known as “COVID-19,” which the World Health Organization has declared a global pandemic. The United States has declared a national emergency, and for the first time in its history, every state in the United States is under a federal disaster declaration. Many states, including those in which we and our portfolio companies operate, have issued orders requiring the closure of non-essential businesses and/or requiring residents to stay at home. The COVID-19 pandemic and preventative measures taken to contain or mitigate its spread have caused, and are continuing to cause, business shutdowns, cancellations of events and travel, significant reductions in demand for certain goods and services, reductions in business activity and financial transactions, supply chain interruptions and overall economic and financial market instability both globally and in the United States. Such effects will likely continue for the duration of the pandemic, which is uncertain, and for some period thereafter. While several countries, as well as certain states, counties and cities in the United States, began to relax the early public health restrictions with a view to partially or fully reopening their economies, many cities, both globally and in the United States, have since experienced a surge in the reported number of cases and hospitalizations related to the COVID-19 pandemic. This increase in cases has led to the re-introduction of restrictions and business shutdowns in certain states, counties and cities in the United States and globally and could continue to lead to the re-introduction of such restrictions elsewhere. Additionally, in December 2020, the U.S. Food and Drug Administration authorized vaccines produced by Pfizer-BioNTech and Moderna for emergency use. However, it remains unclear how quickly the vaccines will be distributed nationwide and globally or when “herd immunity” will be achieved and the restrictions that were imposed to slow the spread of the virus will be lifted entirely. The delay in distributing the vaccines could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession, and our business and operations, as well as the business and operations of our portfolio companies, could be materially adversely affected by a prolonged recession in the United States and other major markets. Potential consequences of the current unprecedented measures taken in response to the spread of COVID-19, and current market disruptions and volatility that may impact our business include, but are not limited to:

●	sudden, unexpected and/or severe declines in the market price of our securities or net asset value;

●	inability of the Fund to accurately or reliably value its portfolio;

●	inability of the Fund to comply with certain asset coverage ratios that would prevent the Fund from paying dividends to our common stockholders;

●	inability of the Fund to pay any dividends and distributions to any class of equity holders;

●	inability of the Fund to service debt to the extent it has any notes or credit facilities outstanding;

●	inability of the Fund to maintain its status as a RIC under the Code;

●	potentially severe, sudden and unexpected declines in the value of our investments;

●	increased risk of default or bankruptcy by the companies in which we invest;

●	increased risk of companies in which we invest being unable to weather an extended cessation of normal economic activity and thereby impairing their ability to continue functioning as a going concern;

●	inability of the companies in which we invest to complete announced transactions;

●	reduced economic demand resulting from mass employee layoffs or furloughs in response to governmental action taken to slow the spread of COVID-19, which could impact the continued viability of the companies in which we invest;

●	companies in which we invest being disproportionally impacted by governmental action aimed at slowing the spread of COVID-19;

●	limited availability of new investment opportunities; and

●	general threats to the Fund’s ability to continue investment operations and to operate successfully as a diversified, closed-end investment company.

Despite actions of the U.S. federal government and foreign governments, the uncertainty surrounding the COVID-19 pandemic and other factors has contributed to significant volatility and declines in the global public equity markets and global debt capital markets, including the market price of our common and preferred shares.

It is virtually impossible to determine the ultimate impact of COVID-19 at this time. Accordingly, an investment in the Fund is subject to an elevated degree of risk as compared to other market environments.

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

Distribution Paying Equity Security Risk. In selecting equity income securities in which the Fund will invest, the Adviser will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. Dividends on equity income securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity income securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. See “ — Fixed Income Securities Risks — Interest Rate Risk.” The Fund’s investments in dividend producing equity income securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend producing equity income securities can be highly volatile. Investors should not assume that the Fund’s investments in these securities will necessarily reduce the volatility of the Fund’s NAV or provide “protection,” compared to other types of equity income securities, when markets perform poorly.

Preferred Stock Risk. There are special risks associated with the Fund’s investing in preferred securities, including:

●	Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer dividends or distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividends or distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

●	Non-Cumulative Dividends. Some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred security held by the Fund determine not to pay dividends or distributions on such security, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Fund invests will be declared or otherwise made payable.

●	Subordination. Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

●	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

●	Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

●	Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.

Value Investing Risk. The Fund invests in dividend paying common and preferred stocks that the Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Total Return Risk. The Fund utilizes several investment management techniques in an effort to generate positive total return. The risks of these techniques, such as option writing, leverage and investing in emerging markets, are described elsewhere in this prospectus. Taken together these and other techniques represent a risk that the Fund will experience a negative total return even in market environments that are generally positive and that the Fund’s returns, both positive and negative, may be more volatile than if the Fund did not utilize these investment techniques.

Merger Arbitrage Risk. The principal risk associated with the Fund’s arbitrage investments is that certain of the proposed reorganizations in which the Fund invests may be renegotiated, terminated or involve a longer time frame than originally contemplated, in which case the Fund may realize losses. Among the factors that affect the level of risk with respect to the completion of the transaction are the deal spread and number of bidders, the friendliness of the buyer and seller, the strategic rationale behind the transaction, the existence of regulatory hurdles, the level of due diligence completed on the target company and the ability of the buyer to finance the transaction. If

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

the spread between the purchase price and the current price of the seller’s stock is small, the risk that the transaction will not be completed may outweigh the potential return. If there is very little interest by other potential buyers in the target company, the risk of loss may be higher than where there are back up buyers that would allow the arbitrageur to realize a similar return if the current deal falls through. Unfriendly management of the target company or change in friendly management in the middle of a deal increases the risk that the deal will not be completed even if the target company’s board has approved the transaction and may involve the risk of litigation expense if the target company pursues litigation in an attempt to prevent the deal from occurring. The underlying strategy behind the deal is also a risk consideration because the less a target company will benefit from a merger or acquisition, the greater the risk. There is also a risk that an acquiring company may back out of an announced deal if, in the process of completing its due diligence of the target company, it discovers something undesirable about such company. In addition, merger transactions are also subject to regulatory risk because a merger transaction often must be approved by a regulatory body or pass governmental antitrust review. All of these factors affect the timing and likelihood that the transaction will close. Even if the Adviser selects announced deals with the goal of mitigating the risks that the transaction will fail to close, such risks may still delay the closing of such transaction to a date later than the Fund originally anticipated, reducing the level of desired return to the Fund.

In recapitalizations, a corporation may restructure its balance sheet by selling specific assets, significantly leveraging other assets and creating new classes of equity securities to be distributed, together with a substantial payment in cash or in debt securities, to existing shareholders. In connection with such transactions, there is a risk that the value of the cash and new securities distributed will not be as high as the cost of the Fund’s original investment or that no such distribution will ultimately be made and the value of the Fund’s investment will decline. To the extent an investment in a company that has undertaken a recapitalization is retained by the Fund, the Fund’s risks will generally be comparable to those associated with investments in highly leveraged companies, generally including higher than average sensitivity to (i) short term interest rate fluctuations, (ii) downturns in the general economy or within a particular industry or (iii) adverse developments within the company itself.

Merger arbitrage positions are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss.

Finally, merger arbitrage strategies depend for success on the overall volume of global merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide balance among potential merger transactions. To the extent that the number of announced deals and corporate reorganizations decreases or the number of investors in such transactions increases, it is possible that merger arbitrage spreads will tighten, causing the profitability of investing in such transactions to diminish, which will in turn decrease the returns to the Fund from such investment activity.

Finally, merger arbitrage strategies depend for success on the overall volume of global merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide balance among potential merger transactions. To the extent that the number of announced deals and corporate reorganizations decreases or the number of investors in such transactions increases, it is possible that merger arbitrage spreads will tighten, causing the profitability of investing in such transactions to diminish, which will in turn decrease the returns to the Fund from such investment activity.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Warrants Risks. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Rights Risks. The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s or Portfolio Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

Interest Rate Risk. Rising interest rates may adversely affect the financial performance of companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner. This risk is heightened since certain interest rates are currently at historically low levels.

During periods of declining interest rates, the issuer of a preferred stock or debt instrument may be able to exercise an option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

stock and debt securities frequently have call features that allow the issuer to redeem the securities prior to their stated maturities. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may prolong the length of time the security pays a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.

Small Capitalization Company Risk. Smaller capitalization companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a smaller capitalization company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of smaller capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization securities or the market as a whole. In addition, smaller capitalization securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in smaller capitalization securities requires a longer term view.

●	Small and Mid Cap Stock Risk. The Fund may invest in companies with small or medium capitalizations. Smaller and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller or medium company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium company stocks may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.

●	Unseasoned Companies Investment Risk. The Fund may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Fund may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies, which may or may not be in the same industry, may have substantially greater financial resources than many of the companies in which the Fund may invest.

●	Smaller and Emerging Growth Companies Investment Risk. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not develop into major industrial companies or provide the level of returns anticipated.

Equity securities of specific small cap issuers may present different opportunities for long term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the U.S. federal government by means of price controls, regulations or litigation.

Fixed Income Securities Risks. Fixed income securities in which the Fund may invest are generally subject to the following risks:

●	Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other income or dividend paying securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. The magnitude of these fluctuations in the market price of bonds and other income or dividend paying securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV. The Fund may lose money if short term or long term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. government securities. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other income or dividend paying securities, government guaranteed securities will fluctuate in value when interest rates change.

The Fund’s use of leverage will tend to increase the Fund’s interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of income or dividend paying securities held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.

The Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the NAV of the Fund’s common shares.

The Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the NAV of the Fund’s common shares.

●	Issuer Risk. Issuer risk is the risk that the value of an income or dividend paying security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

●	Credit Risk. Credit risk is the risk that one or more income or dividend paying securities in the Fund’s portfolio will decline in price or fail to pay interest/distributions or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. See “ — Non-Investment Grade Securities Risk.” In addition, to the extent the Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

●	Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For income or dividend paying securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

●	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

●	Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold. The Adviser may seek to adjust the duration or maturity of the Fund’s fixed-income holdings based on its assessment of current and projected market conditions and all other factors that the Adviser deems relevant. Any decisions as to the targeted duration or maturity of any particular category of investments will be made based on all pertinent market factors at any given time. The Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time. Generally speaking, the longer the duration of any fixed-income securities in the Fund’s portfolio, the more exposure the Fund will have to the interest rate risks described above.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this prospectus in further detail, including under “ — Fixed Income Securities Risks — Credit Risk,” “ — Fixed Income Securities Risks — Interest Rate Risk,” “ — Fixed Income Securities Risks — Prepayment Risk,” and “ — General Risks — Inflation Risk.” There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer specific developments. Corporate bonds of below investment grade quality are subject to the risks described herein under “ — Non-Investment Grade Securities Risk.”

Non-Investment Grade Securities Risk. The Fund may invest in preferred, convertible, debt, or other securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated “BB” or lower by S&P or “Ba” or lower by Moody’s, or non-rated securities of comparable quality. These securities, also sometimes referred to as “junk” or “high yield” securities, generally pay a premium above the yields of U.S. government securities or securities of investment grade issuers because they are subject to greater risks than these securities.

Such securities are subject to greater risks than investment grade securities, which reflect their speculative character, including the following:

Securities purchased by the Fund may be rated as low as C by Moody’s or D by S&P or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody’s are the lowest rated class and can be regarded as having extremely poor prospects of ever obtaining investment grade standing. Securities rated D by S&P are in default or are expected to default upon maturity of payment date.

●	greater volatility;

●	greater credit risk;

●	potentially greater sensitivity to general economic or industry conditions;

●	potential lack of attractive resale opportunities (illiquidity);

●	additional expenses to seek recovery from issuers who default.

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

Securities purchased by the Fund may be rated as low as C by Moody’s or D by S&P or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody’s are the lowest rated class and can be regarded as having extremely poor prospects of ever obtaining investment grade standing. Securities rated D by S&P are in default or are expected to default upon maturity of payment date.

The market value of lower rated securities may be more volatile than the market value of higher rated securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short term market developments to a greater extent than more highly rated securities, which primarily reflect fluctuations in general levels of interest rates. Generally, such non-investment grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such non-investment grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management, and regulatory matters.

Non-investment grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams.

Distressed and Defaulted Securities Risk. Investments in the securities of financially distressed issuers are speculative and involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and other ratings agencies represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Fund, a rated security may cease to be rated. The Adviser will consider such an event in determining whether the Fund should continue to hold the security.

Unrated Securities Risk. Because the Fund may purchase securities that are not rated by any rating organization, the Adviser may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Foreign Securities Risk. The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”). Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies.

Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Dividend income the Fund receives from Foreign Securities may not be eligible for the special tax treatment applicable to qualified dividend income.

There may be less publicly available information about a foreign company than a U.S. company. Foreign Securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of Foreign Securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes Foreign Securities can expect to have a higher expense ratio because of the increased transaction costs on non U.S. securities markets and the increased costs of maintaining the custody of Foreign Securities.

Investments in Foreign Securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

The Fund also may purchase sponsored ADRs or U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with Foreign Securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk. The Fund may invest in securities of issuers whose primary operations or principal trading market are located in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the World Bank. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; over-dependence on exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices.

Foreign Currency Risk. The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies. There can be no assurance that current or future developments with respect to foreign

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency denominated investments.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine, North Korea and the Middle East, ongoing epidemics of infectious diseases in certain parts of the world, natural/environmental disasters, terrorist attacks in the United States and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, such as certain European countries, and historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela, the exit or potential exit of one or more countries from the EU or the EMU, continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

Due to a lapse in appropriations, a partial U.S. government shutdown occurred from December 22, 2018 through January 25, 2019. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, may in the future result in additional government shutdowns, which could have a material adverse effect on the Fund’s investments and operations. In addition, the Fund’s ability to raise additional capital in the future through the sale of securities could be materially affected by a government shutdown. Additional and/or prolonged U.S. government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Brexit has led to volatility in the financial markets of the UK and more broadly across Europe and may also lead to weakening in consumer, corporate and financial confidence in such markets. The decision made in the British referendum may also lead to a call for similar referendums in other European jurisdictions which may cause increased economic volatility in the European and global markets. This mid- to long-term uncertainty may have an adverse effect on the economy generally and on the ability of the Fund and its investments to execute its respective strategies and to receive attractive returns. In particular, currency volatility may mean that the returns of the Fund and its investments are adversely affected by market movements and may make it more difficult, or more expensive, for the Fund to execute prudent currency hedging policies. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential downgrading of the UK’s sovereign credit rating, may also have an impact on the performance of portfolio companies or investments located in the UK or Europe. In light of the above, no definitive assessment can currently be made regarding the impact that Brexit will have on the Fund, its investments or its organization more generally.

The occurrence of any of the above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be impacted by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Temporary Investments. During temporary defensive periods and during inopportune periods to be fully invested, the Fund may invest in U.S. government securities and in money market open-end funds that invest in those securities. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

Restricted and Illiquid Securities Risk. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. The Fund may be unable to sell illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price a security is valued for determining the Fund’s NAV and the price the Fund actually receives upon sale.

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of investments. There is a risk that the Adviser’s evaluations and assumptions regarding asset classes or investments may be incorrect in view of actual market conditions.

The Fund’s allocation of its investments across various Portfolio Funds, segments of the securities markets and countries, regions, asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. The Adviser employs an active approach to the Fund’s investment allocations, but there is no guarantee that the Adviser’s allocation strategy will produce the desired results. The percentage of the Fund’s total assets allocated to any category of investment may at any given time be significantly less than the maximum percentage permitted pursuant to the Fund’s investment policies. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions. The flexibility of the Fund’s investment policies and the discretion granted to the Adviser to invest the Fund’s assets across various Portfolio Funds, segments, classes and geographic regions of the securities markets and in securities with various characteristics means that the Fund’s ability to achieve its investment objective may be more dependent on the success of its Adviser than other investment companies.

Special Risks Related to Investment in Derivatives

The Fund may participate in derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets, in currency exchange transactions and in other derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

●	dependence on the Adviser’s ability to predict correctly movements in the direction of the relevant measure;

●	imperfect correlation between the price of the derivative instrument and movements in the prices of the referenced assets;

●	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

●	the possible absence of a liquid secondary market for any particular instrument at any time;

●	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

●	the possible inability of the Fund to purchase or sell a security or instrument at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security or instrument at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and

●	the creditworthiness of counterparties.

Options, futures contracts, swaps contracts, and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, Foreign Securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the ability of the Fund to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) less trading volume. Exchanges on which options, futures, swaps and options on futures or swaps are traded may impose limits on the positions that the Fund may take in certain circumstances.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price which the same dealers would actually be willing to pay for such derivative should the Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Fund’s NAV and may materially adversely affect the Fund in situations in which the Fund is required to sell derivative instruments. Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC or Commodity Futures Trading Commission (“CFTC”) mandated margin requirements. These regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. These margin requirements will increase the overall costs for the Fund.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

The SAI contains additional information regarding the Fund’s potential use of derivative transactions, and the risks related thereto, including with respect to swaps, options and covered call option strategies, futures and options thereon and certain types of currency transactions, among others. Please refer to the SAI for more detailed summaries of these and other types of derivative transactions in which the Fund may engage, together with the risks related thereto.

Private Company Risks. Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with Generally Accepted Accounting Principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

●	Private Company Management Risk. Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Fund generally does not intend to hold controlling positions in the private companies in which it invests. As a result, the Fund is subject to the risk that a company may make business decisions with which the Fund disagrees, and that the management and/or shareholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Fund’s interests. Due to the lack of liquidity of such private investments, the Fund may not be able to dispose of its investments in the event it disagrees with the actions of a private portfolio company and may therefore suffer a decrease in the value of the investment.

●	Private Company Liquidity Risk. Securities issued by private companies are typically illiquid. If there is no readily available trading market for privately issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. See “ — Restricted and Illiquid Securities Risk.”

●	Private Company Valuation Risk. There is typically not a readily available market value for the Fund’s private investments. The Fund values private company investments in accordance with valuation guidelines adopted by the Board, that the Board, in good faith, believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines. The Fund is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. Valuation of private company investments may involve application of one or more of the following factors: (i) analysis of valuations of publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis and (iv) discounted cash flow analysis. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. The Fund’s NAV could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

●	Reliance on the Adviser Risk. The Fund may enter into private investments identified by the Adviser, in which case the Fund will be more reliant upon the ability of the Adviser to identify, research, analyze, negotiate and monitor such investments, than is the case with investments in publicly traded securities. As little public information exists about many private companies, the Fund will be required to rely on the Adviser’s diligence efforts to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. The costs of diligencing, negotiating and monitoring private investments will be borne by the Fund, which may reduce the Fund’s returns.

●	Co-Investment Risk. The Fund may also co-invest in private investments sourced by third party investors unaffiliated with either the Fund or the Adviser, such as private equity firms. The Fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction. To the extent that the lead investor in such a co-investment opportunity

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

assumes control of the management of the private company, the Fund will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operation of the company’s business. The Fund’s ability to dispose of such investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Fund from selling such investment. Often the Fund may exit such investment only in a transaction, such as an IPO or sale of the company, on terms arranged by the lead investor. Such investments may be subject to additional valuation risk, as the Fund’s ability to accurately determine the fair value of the investment may depend upon the receipt of information from the lead investor. The valuation assigned to such an investment through application of the Fund’s valuation procedures may differ from the valuation assigned to that investment by other co-investors.

●	Private Company Competition Risk. Many entities may potentially compete with the Fund in making private investments. Many of these competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Fund. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. As a result of this competition, the Fund may not be able to pursue attractive private investment opportunities from time to time.

●	Private Debt Securities Risk. Private companies in which the Fund invests may be unable to meet their obligations under debt securities held by the Fund, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. Private companies in which the Fund invests may have, or may be permitted to incur, other debt that ranks equally with, or senior to, debt securities in which the Fund invests. Privately issued debt securities are often of below investment grade quality and frequently are unrated. See “ — Non-Investment Grade Securities Risk.”

●	Affiliation Risk. There is a risk that the Fund may be precluded from investing in certain private companies due to regulatory implications under the 1940 Act or other laws, rules or regulations or may be limited in the amount it can invest in the voting securities of a private company, in the size of the economic interest it can have in a private company or in the scope of influence it is permitted to have in respect of the management of a private company. Should the Fund be required to treat a private company in which it has invested as an “affiliated person” under the 1940 Act, the 1940 Act would impose a variety of restrictions on the Fund’s dealings with the private company. Moreover, these restrictions may arise as a result of investments by other clients of the Adviser or its affiliates in a private company. These restrictions may be detrimental to the performance of the Fund compared to what it would be if these restrictions did not exist, and could impact the universe of investable private companies for the Fund. The fact that many private companies may have a limited number of investors and a limited amount of outstanding equity heightens these risks.

REIT Risk. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code, and invests substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derives most of its income from certain prescribed sources relating to real estate (including rents from real property and interest on loans secured by mortgages on real property), and distributes to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly, and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. Mortgage REITs can make construction, development or long term mortgage loans and are sensitive to the credit quality of the borrower. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. They are subject to heavy cash flow dependency, defaults by borrowers or tenants, self liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. REITs are dependent upon the skills of their managers and are not diversified. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs (especially mortgage REITs) are also subject to interest rate risks. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Master Limited Partnerships Risk. The Fund may invest in MLPs. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels, giving the general partner an incentive to streamline operations and undertake acquisitions and

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

growth projects in order to increase distributions to all partners. MLP limited partnership units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, the limited partners do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the partnership assets, removal of the general partner or material amendments to the partnership agreement. The limited partners generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions) and typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, the limited partners have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full.

MLP limited partnership units trade on a national securities exchange or OTC. MLP limited partnership units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the MLPs business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Similar to other equity securities, prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Short Sales Risk. Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its Custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Short-selling necessarily involves certain additional risks. However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss. Uncovered short sales expose the Fund to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by the Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

In September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, the Fund may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of the Fund to execute its investment strategies generally. Similar emergency orders were also instituted in non-U.S. markets in response to increased volatility. The Fund’s ability to engage in short sales is also restricted by various regulatory requirements relating to short sales.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described in the SAI) and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements. The Fund’s ability to lend portfolio securities may be limited by rating agency guidelines.

New Issues Risk. “New Issues” are IPOs of U.S. equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on any past gains from IPOs as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Risks Related to the Fund’s Investment in Portfolio Funds

The Fund may invest in the securities of Portfolio Funds to the extent permitted by law. Because the Fund and the Portfolio Funds may generally make the same types of direct investments and pursue the same types of investment strategies, the risk factors and special considerations summarized elsewhere in this prospectus and in the SAI should be understood to apply to the Fund’s indirect exposure to the Portfolio Funds’ investments as well. Additionally, because the Fund will be a common shareholder or a preferred shareholder of Portfolio Funds, and because the Fund itself is a closed-end fund, the risks described elsewhere in this prospectus and in the SAI in respect of investing in the Fund’s common shares and Series A Preferred Shares should be understood to apply to the Fund as a common shareholder or a preferred shareholder of a Portfolio Fund. The following describes certain additional risks that are relevant to the Fund’s investments in Portfolio Funds.

Expense Risk. To the extent the Fund invests in Portfolio Funds, the Fund will bear its ratable share of any such Portfolio Fund’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund’s common stock will be subject to duplicative investment expenses. In addition, this risk is exacerbated to the extent the Fund and a Portfolio Fund own the same security, as holders of the Fund’s common stock will be subject to duplicative expenses with respect to the same underlying investment.

Concentration Risk. Some Portfolio Funds invest substantially, or even exclusively, in one sector, industry group, region or country and therefore carry the risks of that particular sector, industry group, region or country. To the extent a Portfolio Fund focuses its investments in a specific sector or industry, such as real estate, energy or utilities; or region or country, such as emerging markets, Asia, Europe or a particular U.S. state (such as in the case of a state municipal bond fund), the Portfolio Fund will be susceptible to adverse conditions and economic or regulatory occurrences affecting that sector, industry group, region or country, which tends to increase volatility and result in higher risk. See “Investment Objective and Policies — Additional Investment Practices and Risk Factors — Additional Risks Related to the Fund’s Investment in Portfolio Funds” in the SAI.

Strategy Risk. Portfolio Funds may pursue various dividend, covered call option, total return, high income, balanced or limited duration investment strategies, among others. These strategies all entail various risks, including increased volatility and higher risks than if such Portfolio Funds did not pursue such focused strategies. There can be no assurance that Portfolio Funds will be able to successfully implement their stated investment programs or strategies.

Risks of Investing in Closed-End Fund Preferred Shares. The Fund may invest in preferred shares issued by Portfolio Funds. In addition to the general risks of investing in preferred shares described under “Risk Factors and Special Considerations — Risks Related to the Fund’s Portfolio Investments — Preferred Stock Risk,” the Fund, as a holder of closed-end fund preferred shares, will itself be subject to the general risks and special considerations in respect of closed-end fund preferred shares described under “Special Risks to Holders of Series A Preferred Shares” and “Description of Series A Preferred Shares,” though the specific terms of the closed-end fund preferred shares in which the Fund may invest may differ from those of the Series A Preferred Shares. In particular closed-end fund preferred shares may not be listed on any exchange, may only be sold in periodic auctions or remarketings, may not have any liquidity features and may thus be illiquid. If the Fund attempted to dispose of illiquid closed-end fund preferred securities it may not be able to do so other than at a discount to such shares’ liquidation preference or at all. Moreover, a closed-end fund’s need to maintain sufficient asset coverage for its preferred shares pursuant to the requirements of the 1940 Act and any rating agencies rating such preferred shares may cause it to optionally or mandatorily redeem such preferred shares and such redemptions of preferred shares held by the Fund may cause the Fund to reinvest the proceeds from the redeemed preferred shares in less favorable investments with lower yields. In addition, except with respect to certain specified matters as described under “Description of Series A Preferred Shares,” closed-end fund preferred shares generally vote together with a Portfolio Fund’s common shares as a single class and thus has relatively little, if any, influence on the outcome of such votes since the absolute number of closed-end fund preferred shares outstanding is usually relatively small vis-a-vis the common shares.

Risks of Investing in Closed-End Fund Auction Rate Preferred Shares. The Fund may invest in auction rate preferred shares issued by Portfolio Funds. Since February 2008, the auctions for most Portfolio Fund auction rate preferred shares have failed and have continued to fail. Failing means that more auction rate preferred shares are offered for sale than there are buyers for those shares in the periodic auctions that are meant to provide liquidity to auction rate preferred shareholders. During this period while auctions have continued to fail, holders of auction rate preferred shares who wanted to sell their shares at par through the auction process have been unable to do so. Holders have continued to receive dividends on their auction rate preferred shares at a maximum rate determined by reference to short term rates, rather than at a price set by auction. A failed auction is not a default and Portfolio Funds generally have no obligation under their governing documents to redeem their auction rate preferred shares because the auctions continue to fail. The Fund cannot estimate when or if auction markets for auction rate preferred shares will resume functioning. There appears to be a secondary market in certain

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

auction market preferred issues, although the Fund is not aware whether there is or will be an active trading market for any auction rate preferred shares in which the Fund may invest.

If the auctions were to resume, which the Fund does not consider to be likely, other risks would apply. For example, if the Fund places an order (a hold order) at an auction to retain auction rate preferred shares only at a specified rate that exceeds the rate set at the auction, the Fund would not retain its auction rate preferred shares. Additionally, if the Fund places a hold order without specifying a rate below which it would not wish to continue to hold auction rate preferred shares and the auction sets a below-market rate, the Fund would receive a lower rate of return on its auction rate preferred shares than the market rate. Finally, the distribution period may be changed, subject to certain conditions and with notice to the holders of the auction rate preferred shares, which could also affect the liquidity of the Fund’s investment.

If the Fund tries to sell Portfolio Fund auction rate preferred shares between auctions, it may not be able to sell them for their liquidation preference per share or such amount per share plus accumulated dividends. If a Portfolio Fund has designated a special distribution period of more than seven days, changes in interest rates could affect the price the Fund would receive if the Fund sold its auction rate preferred shares in the secondary market. Broker-dealers that maintain a secondary trading market for Portfolio Fund auction rate preferred shares are not required to maintain this market and Portfolio Funds are not required to redeem auction rate preferred shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. Auction rate preferred shares are not registered on a stock exchange. If the Fund sells Portfolio Fund auction rate preferred shares to a broker-dealer or other party between auctions, it may receive less than the price it paid for them.

Risks of Regulatory Limits. The Fund will be limited by provisions of the 1940 Act that limit the amount the Fund can invest in any one Portfolio Fund. Under Section 12(d)(1)(A) of the 1940 Act, the Fund may only invest up to 5% of its total assets in the securities of any one Portfolio Fund, but may not own more than 3% of the outstanding voting securities of any one Portfolio Fund or invest more than 10% of its total assets in the securities of other Portfolio Funds. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Portfolio Fund is owned by the Fund and all affiliated persons of the Fund; and (ii) certain requirements are met with respect to sales charges. As a result, the Fund may hold a smaller position in a Portfolio Fund than if it were not subject to this restriction.

The Adviser, acting on behalf of the Fund, must comply with certain voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F) of the 1940 Act. When the Adviser exercises the Fund’s voting rights with respect to any Portfolio Fund owned by the Fund on any matter upon which Portfolio Fund shareholders are solicited to vote, the Adviser will either (i) seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions; or (ii) vote the Portfolio Fund shares held by the Fund in the same proportion as the vote of all other holders of such security, unless it is determined that the Fund is not relying on Section 12(d)(1)(F) of the 1940 Act. Thus, the Fund may not be able to hold as large of a position in a Portfolio Fund as it may otherwise desire to hold in the absence of such restrictions and if the Fund’s investment decisions with respect to allocations to Portfolio Funds were made purely on investment merit, rather than in the context of these regulatory limitations. Moreover, because these regulatory limitations in certain circumstances effectively prohibit the Fund from voting its Portfolio Fund shares in its discretion, the Fund may not have a say on matters put to a vote of Portfolio Fund shareholders and this may adversely affect the Fund and the value of its Portfolio Fund investments.

Risks of Investing in Affiliated Portfolio Funds. The Fund may invest in the preferred shares of Affiliated Portfolio Funds. The Adviser may come into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of the preferred shares of an Affiliated Portfolio Fund. The Fund’s investment flexibility may be constrained as a consequence of the inability of the Adviser to use such information for investment purposes. The Fund’s investment flexibility may also be constrained by regulatory requirements under the 1940 Act that could operate, in some circumstances, to prohibit the Fund from purchasing or disposing of preferred shares of Affiliated Portfolio Funds. These considerations may cause the Fund to forego what it would otherwise consider attractive investment opportunities, or may cause the Fund to hold securities which it would otherwise dispose, and could have an adverse impact on the Fund’s returns to shareholders.

Special Risks to Holders of Common Shares

Distribution Policy Risk. The Fund has adopted a policy, which may be changed at any time by the Board, that beginning in the Fund’s second year of operation, the Fund will pay common shareholders a minimum fixed quarterly distribution rate in relation to the initial NAV of the Fund. This is known as a “managed distribution policy.” In the event the Fund does not generate a total return from distributions and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, all or a portion of the quarterly distribution may be a return of capital, which may have the effect of increasing the Fund’s leverage. Under the Fund’s distribution policy, beginning in the Fund’s second year of operation, the Fund will declare and pay quarterly distributions from net investment income, capital gains, and paid in capital. The actual source of each distribution for U.S. federal income tax purposes will be determined after the end of the year. To the extent distributions are made from current or accumulated earnings and profits (as determined

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

for U.S. federal income tax purposes), they are taxable as ordinary income or long term capital gains. The Fund’s distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as capital gain dividends (which are generally subject to reduced tax rates for non-corporate shareholders). Distributions that represent a return of capital should not be considered as part of the total return from an investment in the Fund.

Market Price Risk. Whether investors will realize gains or losses upon the sale of shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s NAV per share. Since the market price of the common shares will be affected by such factors as the Fund’s distribution levels (which are in turn affected by expenses), distribution stability, NAV, market liquidity, the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the common shares will trade at, below or above NAV or at, below or above the public offering price. Common shares of closed-end funds often trade at a discount to their NAVs and the Fund’s common shares may trade at such a discount. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities and may be greater for shareholders expecting to sell their common shares in a relatively short period of time following completion of this offering. The common shares of the Fund are designed primarily for long term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.

Liquidity Risk. Prior to this offering, there had been no public market for the common shares. The common shares are expected to be listed on the NYSE or the NYSE MKT, subject to notice of issuance. No assurances can be provided that listing on any securities exchange or market making will result in the market for common shares being liquid at any time.

Dilution. The NAV of the common shares will be reduced immediately following this offering as a result of the payment by the Fund of certain offering costs and the solicitation fees. In addition, the Fund may employ strategies that, under certain circumstances, have the effect of reducing its share price and common shareholders’ proportionate interest in the Fund. These include rights offerings in which common shareholders do not subscribe.

Portfolio Turnover Risk. The Fund may buy and sell securities to take advantage of potential short term trading opportunities, but short term trading will not be used as the primary means of achieving the Fund’s investment objective. The Fund’s annual portfolio turnover rate is not expected to exceed 100% under normal circumstances. However, there are no limits on portfolio turnover, and securities may be sold without regard to length of time held.

Distribution Risk. The Fund’s common shares do not assure distribution payments. Distributions are paid only when declared by the Board, and the level of distributions may vary over time. If the Fund reduces or eliminates the level of its regular distributions, this may reduce the level of distributions paid by the Fund, and may cause the market prices of the common shares to fall.

Leverage Risk. The Fund will initially use financial leverage for investment purposes by issuing Series A Preferred Shares and is also permitted to use other types of financial leverage, such as through the issuance of debt securities or additional preferred shares and borrowing from financial institutions. The Fund’s capital structure thus creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the NAV of the Fund and the asset coverage for the Series A Preferred Shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the Series A Preferred Shares or principal or interest payments on debt securities, or to redeem Series A Preferred Shares or repay debt, when it may be disadvantageous to do so, including in connection with the Fifth Anniversary Tender Offer. See “Risk Factors and Special Considerations — General Risks — Tender Offer Risk.” The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent that the Fund employs leverage in its investment operations, the Fund will be subject to substantial risk of loss. The Fund cannot assure you that borrowings or the issuance of preferred shares, including the Series A Preferred Shares being issued in this offering, will result in a higher yield or return to the holders of the common shares. Also, because the Fund utilizes leverage, a decline in NAV could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a RIC under the Code.

Any decline in the NAV of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in NAV to the holders of common shares than if the Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the Series A Preferred Shares or of losing its ratings on the Series A Preferred Shares (if any) or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the distribution requirements on the Series A Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund redemption of some or all of the Series A Preferred Shares.

●	Preferred Share Risk. The issuance of Series A Preferred Shares causes the NAV and market value of the common shares to become more volatile. If the distribution rate on the Series A Preferred Shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced.

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLANS

Under the Fund’s Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan (the “Plan”), a Shareholder whose shares of common stock are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A. (“Computershare”), which is an agent under the Plan, unless the Shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the Shareholder elects to receive distributions in cash. Investors who own shares of common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend-disbursing agent.

Enrollment in the Plan

It is the policy of The Gabelli Go Anywhere Trust (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash may submit this request through the Internet, by telephone or in writing to:

The Gabelli Go Anywhere Trust c/o Computershare P.O. Box 505000 Louisville, KY 40233-5000 Telephone: (800) 336-6983 Website: www.computershare.com/investor

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the Fund’s records. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at the website or telephone number above.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE American trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy shares of common stock in the open market, or on the NYSE American or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a per share fee (currently $0.02 per share). Per share fees include any applicable brokerage commissions Computershare is required to pay and fees for such purchases are expected to be less than the usual fees for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006 such that Computershare receives such payments approximately two business days before the 1st and 15th of the month. Funds not received at least two business days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least two business days before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare may do so through the Internet, in writing or by telephone to the above-mentioned website, address or telephone number. Include in your request your name, address, and account number. Computershare will sell such shares through a broker-dealer selected by Computershare within 5 business days of receipt of the request. The sale price will equal the weighted average price of all shares sold through the Plan on the day of the sale, less applicable fees. Participants should note that Computershare is unable to accept instructions to sell on a specific date or at a specific price. The cost to liquidate shares is $2.50 per transaction as well as the per share fee (currently $0.10 per share) Per share fees include any applicable brokerage commissions Computershare is required to pay and are expected to be less than the usual fees for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 30 days written notice to participants in the Plan.

Unresolved Staff Comments

The Fund does not believe that there are any material unresolved written comments, received 180 days or more before September 30, 2020 from the Staff of the SEC regarding any of the Fund’s periodic or current reports under the Securities Exchange Act or the Investment Company Act, or its registration statement.

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and officers and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Go Anywhere Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[3]
INTERESTED Trustees[4]:
Mario J. Gabelli, CFA Chairman and Chief Investment Officer Age: 78	Since 2015**	33	Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)
				(2013-2018)
INDEPENDENT Trustees[5]:
Anthony S. Colavita[6,7] Trustee Age: 59	Since 2015***	18	Attorney, Anthony S. Colavita, P.C.	—
Frank J. Fahrenkopf, Jr.[7] Trustee Age: 81	Since 2016**	12	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)
Michael J. Melarkey Trustee Age: 71	Since 2017*	21	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)
Kuni Nakamura[6] Trustee Age: 52	Since 2015***	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate); Trustee on Long Island University Board of Trustees	—

The Gabelli Go Anywhere Trust
Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President Age: 69	Since 2020	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Chief Executive Officer of G.distributors, LLC (January 2020-November 2020)
John C. Ball Treasurer Age: 44	Since 2017	Treasurer of registered investment companies within the Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017
Peter Goldstein Secretary Age: 67	Since 2020	General Counsel, Gabelli Funds, LLC since July 2020; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)
Richard J. Walz Chief Compliance Officer Age: 61	Since 2015	Chief Compliance Officer of registered investment companies within the Fund Complex since 2013; Chief Compliance Office for Gabelli Funds, LLC since 2015
David I. Schachter Vice President and Ombudsman Age: 67	Since 2015	Vice President and/or Ombudsman of closed-end funds within the Fund Complex; Senior Vice President (since 2015) and Vice President (1999-2015) of G.research, LLC
Laurissa M. Martire Vice President Age: 44	Since 2015	Vice President and/or Ombudsman of closed-end funds within the Fund Complex; Senior Vice President (since 2019) and other positions (2003-2019) of GAMCO Investors, Inc.

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
* Term expires at the Fund’s 2021 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
** Term expires at the Fund’s 2022 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
*** Term expires at the Fund’s 2023 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
For officers, includes time served in prior officer positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC, which acts as the Fund’s investment adviser.
[5]	Trustees who are not interested persons are considered “Independent” Trustees.
[6]	This Trustee is elected solely by and represents the shareholders of the preferred shares issued by this Fund.
[7]	Mr. Colavita’s father, Anthony J. Colavita, and Mr. Fahrenkopf’s daughter, Leslie F. Foley, serve as directors of other funds in the Fund Complex.

THE GABELLI GO ANYWHERE TRUST INCOME TAX INFORMATION (Unaudited) December 31, 2020

Cash Dividends and Distributions

	Payable Date	Record Date	Ordinary Investment Income	Long Term Capital Gains	Return of Capital (a)(b)	Total Amount Paid Per Share	Dividend Reinvestment Price
Common Shares
	03/24/20	03/17/20	—	—	$0.20000	$0.20000	$ 7.66170
	06/23/20	06/16/20	—	—	0.05000	0.05000	10.53040
	09/23/20	09/16/20	—	—	0.05000	0.05000	10.68530
	12/18/20	12/11/20	—	—	0.05000	0.05000	11.97000
			—	—	$0.35000	$0.35000

Series A Cumulative Preferred Shares
	03/26/20	03/19/20	—	—	$0.50000	$0.50000
	06/26/20	06/19/20	—	—	0.50000	0.50000
	09/28/20	09/21/20	—	—	0.50000	0.50000
	12/28/20	12/18/20	—	—	0.50000	0.50000
			—	—	$2.00000	$2.00000

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2020 tax returns. Ordinary distributions are composed of net investment income and realized net short term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

There were no long term capital gain distributions in the year ended December 31, 2020.

Historical Distribution Summary

	Investment Income (c)	Short Term Capital Gains (c)	Long Term Capital Gains	Return of Capital (a)(b)	Total Distributions	Adjustment to Cost Basis (b)
Common Shares
2020	—	—	—	$0.35000	$0.35000	$0.35000
2019	—	—	—	0.80000	0.80000	0.80000
2018	—	$0.17680	$0.10520	0.51800	0.80000	0.51800
2017	—	—	—	0.20000	0.20000	0.20000
Series A Cumulative Preferred Shares
2020	—	—	—	$2.00000	$2.00000	$2.00000
2019	—	$0.81160	—	1.18840	2.00000	1.18840
2018	—	1.25480	$0.74520	—	2.00000	—
2017	$0.13920	1.82340	0.74060	0.19680	2.90000	0.19680
2016	—	—	—	1.01333	1.01333	1.01333

(a)	Non-taxable.
(b)	Decrease in cost basis.
(c)	Taxable as ordinary income.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI GO ANYWHERE TRUST One Corporate Center Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Ronald S. Eaker joined GAMCO Investors, Inc. in 1987. Currently he is a Managing Director of Gabelli Fixed Income, LLC and a portfolio manager of Gabelli Funds, LLC. Mr. Eaker manages short term cash products and high grade intermediate fixed income products. Prior to joining Gabelli, Mr. Eaker was affiliated with Frank Henjes & Co. He is a graduate of Pennsylvania State University with a BS in Finance.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA degree from the Wharton School at the University of Pennsylvania.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per common share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGOX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI GO ANYWHERE TRUST
One Corporate Center Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.

Executive Chairman,
Associated Capital Group, Inc.

Anthony S. Colavita
President
Anthony S. Colavita, P.C.

Frank J. Fahrenkopf, Jr.
Former President &
Chief Executive Officer,
American Gaming Association

Michael J. Melarkey
Of Counsel,
McDonald Carano Wilson LLP

Kuni Nakamura
President

Advanced Polymer, Inc.

OFFICERS

Bruce N. Alpert
President

John C. Ball
Treasurer

Peter Goldstein

Secretary

Richard J. Walz

Chief Compliance Officer

David I. Schachter

Vice President & Ombudsman

Laurissa M. Martire

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

TRANSFER AGENT AND

REGISTRAR

Computershare Trust Company, N.A.

GGO Q4/2020

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Kuni Nakamura is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $24,200 for 2019 and $24,200 for 2020.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2020.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,800 for 2019 and $3,800 for 2020.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $1,176 for 2019 and $866 for 2020. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $53,598 for 2019 and $44,550 for 2020.

(h)	The registrant's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of the following members: Anthony S. Colavita, Frank Fahrenkopf Jr., and Kuni Nakamura.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.
(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

(This section pertains to all affiliated SEC registered investment advisers)

Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli & Company Investment Advisers, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GBL”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GBL, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines and the analysts of GBL, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GBL analysts. The Chief Investment Officer or the GBL analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel may provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to Institutional Shareholder Services Inc (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”), which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and GL is for informational purposes only.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.       Social Issues and Other Client Guidelines

If a client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

III.       Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-U.S. markets may also give rise to a number of administrative issues or give rise to circumstances under which voting would impose a cost (real or implied) on its client which may cause the Advisers to abstain from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Other markets may require disclosure of certain ownership information in excess of what is required to vote in the U.S. market. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-U.S. markets, we vote client proxies on a best efforts basis.

V.       Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the

Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.       Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•	Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.
•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Directors’ Recommendation (if any)

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.
•	Kind of stock to be awarded, to whom, when and how much.
•	Method of payment.
•	Amount of stock already authorized but not yet issued under existing stock plans.
•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation.  We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”).  In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School, and Honorary Doctorates from Fordham University and Roger Williams University.

Ronald S. Eaker joined GAMCO Investors, Inc. in 1987. Currently he is a Managing Director of Gabelli Fixed Income, Inc. In addition, he currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Eaker manages short term cash products and high grade intermediate fixed income products. Prior to joining Gabelli, Mr. Eaker was affiliated with Frank Henjes & Co. He is a graduate of Pennsylvania State University with a B.S. in Finance.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA from the Wharton School at the University of Pennsylvania.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2020. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli, CFA	Registered Investment Companies:	23	$18.1 billion	5	$5.4 billion
	Other Pooled Investment Vehicles:	11	$1.1 billion	8	$849.6 million
	Other Accounts:	938	$6.9 billion	0	$0

2. Robert D. Leininger, CFA	Registered Investment Companies:	3	$4.6 billion	2	$4.6 billion
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	131	$225.4 million	0	$0
3. Ronald S. Eaker	Registered Investment Companies:	1	$2.4 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	5	$0.6 million	0	$0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the portfolio managers manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli's indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Fund. Four closed-end registered investment companies (including this Fund) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Ronald S. Eaker, and Robert D. Leininger each owned over $1,000,000, $50,001-$100,000, and $1-$10,000, respectively, of shares of the Trust as of December 31, 2020.

(b)       Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/2020 through 07/31/2020	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 1,549,727 Preferred Series A – 291,789
Month #2 08/01/2020 through 08/31/2020	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 1,549,727 Preferred Series A – 291,789
Month #3 09/01/2020 through 09/30/2020	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 1,549,727 Preferred Series A – 291,789

Month #4 10/01/2020 through 10/31/2020	Common – 100 Preferred Series A – N/A	Common – $10.21 Preferred Series A – N/A	Common – 100 Preferred Series A – N/A	Common – 1,549,727 – 100 = 1,549,627 Preferred Series A – 291,789
Month #5 11/01/2020 through 11/30/2020	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – N/A Preferred Series A – N/A	Common – 1,549,627 Preferred Series A – 291,789
Month #6 12/01/2020 through 12/31/2020	Common – 1,200 Preferred Series A – N/A	Common – $11.87 Preferred Series A – N/A	Common – 1,200 Preferred Series A – N/A	Common – 1,549,627 - 1,200 = 1,548,427 Preferred Series A – 291,789
Total	Common – 1,300 Preferred Series A – 510	Common – $11.5961 Preferred Series A – $40.8392	Common – 1,300 Preferred Series A – 510	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.
Any or all preferred shares outstanding may be repurchased at prices that are beneficial to the common shareholders.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     The Gabelli Go Anywhere Trust

By (Signature and Title)*  /s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date                                 March 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Bruce N. Alpert

Bruce N. Alpert, Principal Executive Officer

Date                                 March 8, 2021

By (Signature and Title)*   /s/ John C. Ball

John C. Ball, Principal Financial Officer and Treasurer

Date                                 March 8, 2021

* Print the name and title of each signing officer under his or her signature.